EXECUTION COPY

AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

Dated as of November 25, 2003

        HERSHEY FOODS CORPORATION, a Delaware corporation (the “Company”), the banks, financial institutions and other institutional lenders (collectively, the “Initial Lenders”) party hereto, CITIBANK, N.A., as administrative agent (together with any successor thereto appointed pursuant to Article VII of the Existing Credit Agreement referred to below, the “Agent”) for the Lenders (as defined in the Existing Credit Agreement referred to below), BANK OF AMERICA, N.A., as syndication agent, and CITIGROUP GLOBAL MARKETS INC. and BANC OF AMERICA SECURITIES LLC, as joint lead arrangers and joint book managers, hereby agree as follows:

PRELIMINARY STATEMENTS

    (1)        The Company is party to an Amended and Restated 364-Day Credit Agreement dated as of November 27, 2001, amended and restated as of November 26, 2002 (as amended, supplemented or otherwise modified from time to time to (but not including) the date of this Amendment and Restatement, the “Existing Credit Agreement”) with the banks, financial institutions and other institutional lenders party thereto and Citibank, N.A., as Agent for the Lenders and such other lenders. Capitalized terms not otherwise defined in this Amendment and Restatement shall have the same meanings as specified in the Existing Credit Agreement.

    (2)        The parties to this Amendment and Restatement desire to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement in its entirety to read as set forth in the Existing Credit Agreement with the following amendments.

    (3)        The Company has requested that the Lenders agree to extend credit to it from time to time in an aggregate principal amount of up to $200,000,000 for general corporate purposes of the Company and its Subsidiaries not otherwise prohibited under the terms of this Amendment and Restatement. The Lenders have indicated their willingness to agree to extend credit to the Company from time to time in such amount on the terms and conditions of this Amendment and Restatement.

        SECTION 1. Amendments to the Existing Credit Agreement. The Existing Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

    (a)        Section 1.01 is hereby amended by deleting the definitions of “Lenders” and “Termination Date” set forth therein and replacing them, respectively, with the following new definitions thereof:

“Lenders” means, collectively, each of the banks, financial institutions and other institutional lenders listed on Schedule I hereto, each Assuming Lender that shall become a party hereto pursuant to Section 2.05(c) and each Eligible Assignee that shall become a party hereto pursuant to Section 9.07.

“Termination Date” means the earlier of (a) November 23, 2004 or, if the Termination Date is extended pursuant to Section 2.18(a), the date to which the Termination Date is extended pursuant to Section 2.18(a), and (b) the date of termination in whole of the Commitments pursuant to Section 2.05(a), 2.05(b) or 6.01.

(b) Section 4.01(e) is amended (i) by replacing the date “December 31, 2001” with the date “December 31, 2002” and (ii) by replacing the date “June 30, 2002” with the date “June 29, 2003".

(c) Section 9.02 is amended in full to read as follows:

    (a)         All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic or telex communication) and mailed, telecopied, telegraphed, telexed or delivered, if to the Company or to any Designated Subsidiary, at the Company’s address at Corporate Headquarters, 100 Crystal A Drive, Hershey, Pennsylvania 17033-0810, Attention: Treasury Department, Fax No. (717) 534-6724; if to any Initial Lender, at its Domestic Lending Office specified opposite its name on Schedule I hereto; if to any other Lender, at its Domestic Lending Office specified in the Assumption Agreement or the Assignment and Acceptance, as the case may be, pursuant to which it became a Lender; and if to the Agent, at its address at Two Penn’s Way, New Castle, Delaware 19720, Attention: Bank Loan Syndications, Fax No. (302) 894-6120; or, as to any Borrower or the Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Company and the Agent; provided that materials as may be agreed between the Borrowers and the Agent may be delivered to the Agent in accordance with clause (b) below. All such notices and communications shall, when mailed, telecopied, telegraphed or telexed, be effective when deposited in the mails, telecopied, delivered to the telegraph company or confirmed by telex answerback, respectively, except that notices and communications to the Agent pursuant to Article II, III or VIII shall not be effective until received by the Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

    (b)         So long as Citibank or any of its Affiliates is the Agent, such materials as may be agreed between the Borrowers and the Agent may be delivered to the Agent in an electronic medium in a format acceptable to the Agent and the Lenders by e-mail at oploanswebadmin@citigroup.com. The Borrowers agree that the Agent may make such materials (collectively, the “Communications”) available to the Lenders by posting such notices on Intralinks, “e-Disclosure”, the Agent’s internet delivery system that is part of Fixed Income Direct, Global Fixed Income’s primary web portal, or a substantially similar electronic system (the “Platform”). The Borrowers acknowledge that (i) the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution, (ii) the Platform is provided “as is” and “as available” and (iii) neither the Agent nor any of its Affiliates warrants the accuracy, adequacy or completeness of the Communications or the Platform and each expressly disclaims liability for errors or omissions in the Communications or the Platform. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by the Agent or any of its Affiliates in connection with the Platform.

    (c)         Each Lender agrees that notice to it (as provided in the next sentence) (a “Notice”) specifying that any Communications have been posted to the Platform shall constitute effective delivery of such information, documents or other materials to such Lender for purposes of this Agreement; provided that if requested by any Lender the Agent shall deliver a copy of the Communications to such Lender by email or telecopier. Each Lender agrees (i) to notify the Agent in writing of such Lender’s e-mail address to which a Notice may be sent by electronic transmission (including by electronic communication) on or before the date such Lender becomes a party to this Agreement (and from time to time thereafter to ensure that the Agent has on record an effective e-mail address for such Lender) and (ii) that any Notice may be sent to such e-mail address.

(d) Section 9.09 is amended by adding to the end thereof a new sentence to read as follows:

Notwithstanding anything herein to the contrary, each Borrower, the Agent and each Lender (and each employee, representative or other agent of each of the foregoing parties) may disclose to any and all Persons, without limitation of any kind, the U.S. tax treatment and tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to any of the foregoing parties relating to such U.S. tax treatment and tax structure.

(e) Schedule I is deleted in its entirety and replaced with Schedule I to this Amendment and Restatement.

        SECTION 2. Conditions of Effectiveness of this Amendment and Restatement. This Amendment and Restatement shall become effective as of the date first above written (the “Restatement Effective Date”) when and only if:

    (a)        The Agent shall have received counterparts of this Amendment and Restatement executed by the Company and all of the Initial Lenders or, as to any of the Initial Lenders, advice satisfactory to the Agent that such Initial Lender has executed this Amendment and Restatement.

    (b)        On the Restatement Effective Date, the following statements shall be true and the Agent shall have received for the account of each Lender a certificate signed by a duly authorized officer of the Company, dated the Restatement Effective Date, stating that:

(i) The representations and warranties of the Company contained in Section 4.01 of the Existing Credit Agreement, as amended hereby, are correct on and as of the Restatement Effective Date, and

(ii) No event has occurred and is continuing that constitutes a Default.

    (c)         The Agent shall have received on or before the Restatement Effective Date the following, each dated such date and (unless otherwise specified below) in form and substance satisfactory to the Agent and in sufficient copies for each Initial Lender:

(i) The Revolving Credit Notes of the Company to the order of the Lenders, respectively, to the extent requested by any Lender pursuant to Section 2.19 of the Existing Credit Agreement.

    (ii)        Certified copies of the resolutions of the Board of Directors of the Company approving this Amendment and Restatement (including the Commitment Increase contemplated by Section 2.05(c) of the Existing Credit Agreement) and the Notes of the Company, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and Restatement and such Notes.

    (iii)        A certificate of the Secretary or an Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to sign this Amendment and Restatement and the Notes of the Company and the other documents to be delivered hereunder.

    (iv)        A favorable opinion of Burton H. Snyder, General Counsel of the Company, substantially in the form of Exhibit H to the Existing Credit Agreement but with such modifications as are required to address the Existing Credit Agreement, as amended by this Amendment and Restatement in form and substance reasonably satisfactory to the Initial Lenders.

(v) A favorable opinion of Shearman & Sterling LLP, counsel for the Agent, in form and substance satisfactory to the Agent.

(vi) Such other approvals, opinions or documents as any Lender, through the Agent, may reasonably request prior to the Effective Date.

        SECTION 3. Reference to and Effect on the Existing Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment and Restatement, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment and Restatement.

    (b)        The Existing Credit Agreement and the Notes, as specifically amended by this Amendment and Restatement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

    (c)        Without limiting any of the other provisions of the Existing Credit Agreement, as amended by this Amendment and Restatement, any references in the Existing Credit Agreement to the phrases “on the date hereof”, “on the date of this Agreement” or words of similar import shall mean and be a reference to the Restatement Effective Date.

        SECTION 4. Costs and Expenses. The Company agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Restatement, the Notes and the other documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of counsel for the Agent with respect hereto and thereto) in accordance with the terms of Section 9.04 of the Existing Credit Agreement.

        SECTION 5. Execution in Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

        SECTION 6. Governing Law. This Amendment and Restatement shall be governed by, and construed in accordance with, the laws of the State of New York.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

HERSHEY FOODS CORORATION

By: /s/ Frank Cerminara Title: Senior Vice President, Chief Financial Officer

By: /s/ Robert J. Mazzoni, Jr Title: Vice President and Treasurer

CITIBANK, N.A. as Administrative Agent

By: /s/ Carolyn Kee Title: Vice President

Lenders

CITIBANK, N.A.

By: /s/ Carolyn Kee Title: Vice President

BANK OF AMERICA, N.A.

By: /s/ William Sweeney Title: Managing Director

UBS LOAN FINANCE LLC

By: /s/ Patricia O'Kicki Title: Director

By: /s/ Joselin Fernandes Title: Associate Director

MELLON BANK, N.A.

By: /s/ Marla A. DeYulis Title: Assistant Vice President

NORTHERN TRUST COMPANY

By: /s/ Eric Dybing Title: Second Vice President

BANCO POPULAR DE PUERTO RICO

By: /s/ Hector J. Gonzalez Title: Vice President

CIBC INC.

By: /s/ Dominic Sorresso Title: Executive Director

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Robert Giannone Title: Vice President

SUMITOMO MITSUI BANKING CORPORATON

By: /s/ Edward D. Henderson, Jr. Title: General Manager

SCHEDULE  I TO THE AMENDMENT AND RESTATEMENT

COMMITMENTS AND APPLICABLE LENDING OFFICES

Name of Initial Lender	Commitment	Domestic Lending Office	Eurodollar Lending Office

BANCO POPULAR	$10,000,000	7 West 51st - 2nd Floor	7 West 51st - 2nd Floor
DE PUERTO RICO,		New York, NY 10019	New York, NY 10019
NEW YORK		Attn: Hector J. Gonzalez	Attn: Hector J. Gonzalez
BRANCH		T: (212) 445-1988	T: (212) 445-1988
		F: (212) 245-4677	F: (212) 245-4677

BANK OF AMERICA,	$40,000,000	901 Main Street, 14th Floor	901 Main Street, 14th Floor
N.A.		Dallas, TX 75202	Dallas, TX 75202
		Attn: Sam Brown	Attn: Sam Brown
		T: (214) 209-9262	T: (214) 209-9262
		F: (214) 290-9519	F: (214) 290-9519

CIBC Inc.	$10,000,000	425 Lexington Avenue	425 Lexington Avenue
		New York, NY 10017	New York, NY 10017
		Attn: Dominic Sorresso	Attn: Dominic Sorresso
		T: (212) 856-4133	T: (212) 856-4133
		F: (212) 856-3991	F: (212) 856-3991

CITIBANK, N.A.	$40,000,000	Two Penns Way	Two Penns Way
		New Castle, DE 19720	New Castle, DE 19720
		Attn: Bank Loan	Attn: Bank Loan
		Syndications	Syndications
		T: (302) 894-6029	T: (302) 894-6029
		F: (212) 994-0961	F: (212) 994-0961

MELLON BANK,	$25,000,000	3 Mellon Bank Center, 12th	3 Mellon Bank Center,
N.A.		Floor	12th Floor
		Pittsburgh, PA 15259	Pittsburgh, PA 15259
		Attn: Sannford M. Richards	Attn: Sannford M. Richards
		T: (412) 234-8285	T: (412) 234-8285
		F: (412) 209-6118	F: (412) 209-6118

NORTHERN TRUST	$20,000,000	50 S. LaSalle Street	50 S. LaSalle Street
COMPANY		Chicago, IL 60675	Chicago, IL 60675
		Attn: Linda Honda	Attn: Linda Honda
		T: (312) 444-4715	T: (312) 444-4715
		F: (312) 630-1566	F: (312) 630-1566

PNC BANK,	$10,000,000	1600 Market Street	1600 Market Street
NATIONAL		MS F2 F07021 5	MS F2 F07021 5
ASSOCIATION		Philadelphia, PA 19103	Philadelphia, PA 19103
		Attn: Robert F. Giannone	Attn: Robert F. Giannone
		T: (215) 585-7630	T: (215) 585-7630
		F: (215) 585-6987	F: (215) 585-6987

SUMITOMO MITSUI	$10,000,000	277 Park Avenue	277 Park Avenue
BANKING		New York, NY 10172	New York, NY 10172
CORPORATION		Attn: Tracey Watson	Attn: Tracey Watson
		T: (212) 224-4393	T: (212) 224-4393
		F: (212) 224-5197	F: (212) 224-5197

UBS LOAN FINANCE	$35,000,000	677 Washington Blvd.	677 Washington Blvd.
LLC		Stamford, CT 06901	Stamford, CT 06901
		Attn: Denise Conzo	Attn: Denise Conzo
		T: (203) 719-3853	T: (203) 719-3853
		F: (203) 719-3888	F: (203) 719-3888

TOTAL OF	$200,000,000
COMMITMENTS